WELLS FARGO VARIABLE TRUST

Equity Value Fund

Supplement dated May 13, 2002 to the
Prospectuses dated May 1, 2002

This supplement contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust") affecting the Equity Value Fund (the "Fund"). At its May 7, 2002 regular meeting, the Board approved changes to the Fund’s investment objective and certain of the Fund’s non-fundamental investment policies, as well as changes to the Fund’s portfolio management team. These changes will be effective June 1, 2002, or such earlier time as Fund management deems appropriate.

The resulting changes to the combined and stand-alone Prospectuses for the Fund are described below.

1. The investment objective of the Fund described in the "Variable Trust Funds Overview" section in the combined prospectus and the "Variable Trust Equity Value Fund Overview" section in the stand-alone prospectus is replaced with the following:

        Seeks long-term capital appreciation and above-average dividend income.

2. The principal strategies of the Fund described in the "Variable Trust Funds Overview" section in the combined             prospectus and the "Variable Trust Equity Value Fund Overview" section in the stand-alone prospectus are replaced with the following:

       We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that          have strong return potential and above-average dividend income. We invest principally in securities of companies with          market capitalizations of $3 billion or more.

3. The "Specific Risks" sub-section for the Fund described in the "Summary of Important Risks" section in the combined prospectus is replaced with the following:

        The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6.  Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

4. The "Summary of Important Risks" section in the Fund’s stand-alone prospectus is supplemented with the following:

FUND SPECIFIC RISKS

Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

5. The Fund’s individual description is replaced with the following:

Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
Investment Objective The Equity Value Fund seeks long-term capital appreciation and above-average dividend income.
Investment Strategies

We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

* at least 80% of the Fund’s assets in equity securities; and

* at least 80% of the Fund’s assets in securities of companies with market capitalizations of     $3 billion or more.

We may also invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section. These considerations are all important to your investment choice.

6. The "Investment Practice/Risk" grid in the "Additional Strategies and General Investment Risks" section is supplemented by removing the bullet point for "Small Company Securities" for the Fund in the combined prospectus and deleting the reference to "Small Company Securities" in the stand-alone prospectus.

7. The "Portfolio Managers" section in the combined prospectus is supplemented by removing the biographies for Gregg Giboney, CFA and Allan D. White and in the stand-alone prospectus is replaced with the following:

Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Value Fund. He joined WCM in 1998 as Principal. WCM and Norwest Investment Management, Inc. ("NIM") combined investment advisory services under the WCM name in 1999. Mr. Dunn had been associated with NIM or its affiliates as a Financial Analyst and Portfolio Manager since 1979. He earned a BA in Economics from Carroll College.

David L. Roberts, CFA, Mr. Roberts co-manages the Equity Value Fund. He joined WCM in 1998 as a Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.